April 2008 EXHIBIT 99.1

2
Big & Tall Market
• Market defined as:
– big = waist size between 40” and 70”
– tall = height over 6’2”
• Big and tall men account for approximately 11% of the male population.
• Big and tall market size is approximately $6 billion and growing at almost twice the rate of the regular size men’s apparel
market.
– Big & tall apparel market is highly fragmented;
characterized by many small, local operators.

Casual Male Retail Group properly positioned to increase market share to 12% of the big & tall market

Market is growing as a percent to total
menswear sales
Obesity Trends* Among U.S. Adults
(*BMI 30, or about 30 lbs overweight)
No Data          <10%           10%–14% 15%–19%           20%–24%          25%–29%           30%
1985
2006
2005
2000
1995
1990

B & T Factory Direct Full Price Brands Outlet Brands

B & T Factory Direct

Casual Male Stores
• Casual Male XL is the nation’s largest
specialty retailer of big & tall clothing with
461 stores in 44 states
CT-11
DE-3
RI-1
MA-14
MD-13
NH-3
NJ-21
VT-1
5
3
8
55
6
27
11
4
28 12
4 5
5
3
23
9
12
2
11
1
4
2
5
31
22
3
5
26
7
1
9
37
14
7
9
2
Long term potential –
additional 100-130 more stores

Comp Store Trend
-5.0%
-2.3%
-1.1%
2.4%
9.2%
4.8%
1.6%
2.8%
2.3%
2.5%
3.7%
7.9%
5.4%
10.6%
13.0%
7.5%
6.2%
3.90%
-1.1%
-0.3%
-6.0%
-4.0%
-2.0%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
2004
2003
2005
2006
2007
lifestyle presentation
Stores change to

CM Sales Metrics By Quarter
-8.0%
-6.0%
-4.0%
-2.0%
0.0%
2.0%
4.0%
6.0%
1st Qtr 2nd Qtr 3rd Qtr 4th Qtr
Traffic Comp Sales
-3.0%
-2.0%
-1.0%
0.0%
1.0%
2.0%
3.0%
4.0%
1st Qtr 2nd Qtr 3rd Qtr 4th Qtr
Conversion $Per Guest

Surveys • Inactive (13-24M) Customers • Most customers were satisfied with their last purchase • 88% of customers stated that they were likely to return to Casual Male

Private Label Lifestyle Brands

Casual Male XL Loyalty Program Rewards
Current Program Performance:
• 1.5MM customers have been enrolled to date
• 80% of new customers captured in POS are being
enrolled
• 88% of transactions involved an XL Rewards
member
• Loyalty members average spend per transaction is
17% or $15 higher than non-members

CMRG Internet Sales by Year $0 $10,000,000 $20,000,000 $30,000,000 $40,000,000 $50,000,000 $60,000,000 2002 2003 2004 2005 2006 2007 2008 Plan

Obesity in Europe
• 135 million adults are affected by obesity
• Many countries more than half the adult population
is overweight and 30% defined as clinically obese
• In most European countries 1 in 4 children are
obese which is over 80 million children

Estimated EU country prevalence of
overweight and obesity
0 20 40 60 80
France
Netherlands
Italy
Belgium
Sweden
Denmark
Austria
Ireland
Germany**
Finland
Portugal
Spain
UK (England)
Greece*
0 20 40 60 80
France
Netherlands
Italy
Sweden
Portugal
Denmark
Spain
Austria
Belgium
UK (England)
Ireland
Finland
Greece*
Germany**
Women Men
%
BMI 25 - 29.9
BMI
Legend

Internet Usage in Europe
171.0% N/A 70.2% 212,080,000 301,967,681
US
56.66% 184,259,031 325,221,019
Total
144.2% 14.7% 62.3% 37,600,000 60,363,602 UK
266.8% 7.7% 43.9% 19,765,033 45,003,663 Spain
209.2% 4.7% 73.3% 12,060,000 16,447,682 Netherlands
138.5% 12.3% 52.9% 31,481,928 59,546,696 Italy
110.1% 19.7% 61.1% 50,426,117 82,509,367 Germany
287.4% 12.9% 53.7% 32,925,953 61,350,009 France
User
Growth
(2000-
2007)
Usage
% in
EU
Penetration
(% of
population)
Internet
Users Population

Marketing Strategy for 2008

National Sales by Size $0 $200,000 $400,000 $600,000 $800,000 $1,000,000 $1,200,000 $1,400,000 $1,600,000 $1,800,000 $2,000,000 30 32 34 36 38 40 42 44 46-60 Waist

Market Share Size Opportunity
Casual Male Sales by Size
$0
$20,000
$40,000
$60,000
$80,000
$100,000
$120,000
$140,000
$160,000
$180,000
$200,000
Waist Size
Data based on ’04 sales of Casual
Pants, Dress Pants and Jeans

National Waist Size Market vs.
Casual Male XL
42"-46"
48"-52+"
48"-52+"
42"-46"
• Sizes 42-46 4.5 billion
• Sizes 48+ 1.4 billion
National Size Market Casual Male Size Market
*data interpreted by NPD *CM size selling history

Creative objective
• Target men 25-54 size 42-46 waist size
• Take away stigma that Big & tall stores are only for
fat guys
• Address that regular department stores have very
little selection for guys that are 42-46
• CMXL has lots of cool clothes

Media campaign • National campaign targeted to men • Dates: May 1 – June 15th • Spend is 3 times more than Spring ’07

Network Highlights

Creative 1 Creative 2 Creative 3

Rochester
– Targets the higher income
consumer within the big
and tall market
• $100,000 per year
average salary
– 26 store locations in
downtown major
metropolitan areas and
upscale suburbs
• Average store size:
8,200 square feet
• Average sales / square
foot: $304
– Stores carry higher-end
designer product
– Average transaction size:
$300
2
7
Locations
Rochester
* 1 London, United Kingdom
32
3
2

Rochester Brands